UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended

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AAMPRO GROUP, INC.
(Name of Registrant As Specified In Its Charter)

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AAMPRO GROUP, INC.
181 Main Street
Peapack, New Jersey 07977
(973) 467-9330

To Our Stockholders:

We are pleased to inform you that our sole director, and a majority of our shareholders have voted by written consent on September 25, 2007, to amend our Articles of Incorporation to change the name of the corporation from AAMPRO Group, Inc. to First capital Trust, Inc.

Our Director and majority stockholder owning 60% of our outstanding common stock as of the record date of September 25, 2007, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Corporation and our stockholders.  The amendment will be effective October __, 2007, which is 20 days after the date this Information Statement is first mailed to our stockholders.

This Information Statement is being provided to you for information purposes only.  Your vote is not required to approve any of the actions set forth herein.  This Information Statement does not relate to our annual meeting or special meeting in lieu of an annual meeting.  You are not being asked to send a proxy and you are requested not to send one.

We are not asking you for a proxy and you are requested not to send us a proxy.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date this Information Statement has been mailed to our stockholders.  This Information Statement is first mailed to you on or about October____, 2007.

Sincerely,

/s/ John F. Vitale

John F. Vitale
Chairman, Chief Executive Officer

AAMPRO GROUP, INC.
181 Main Street
Peapack, New Jersey 07977
(973) 467-9330

INFORMATION STATEMENT

Pursuant to Section 14(C) of the Securities Exchange Act of 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of AAMPRO Group, Inc. (the “Company” or the “Registrant”) in connection with an amendment of the Company’s Amended and Restated Articles of Incorporation to change the name of the Company to “First Capital Trust, Inc.”  This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refer to AAMPRO Group, Inc., a Nevada corporation.  The amendment to the Company’s Articles of Incorporation are sometimes referred to as the “Charter Amendment”.

STATEMENTS REGARDING FORWARD INFORMATION

This information statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE CORPORATE ACTIONS

On September 25, 2007 (the "Record Date"), our sole Director and majority shareholder approved an amendment to the Company’s Articles of Incorporation which will change the name of the Company to “First Capital Trust, Inc.” (the “Charter Amendment”).  The Charter Amendment was approved by written consent of the shareholders holding approximately 60% of our outstanding Common Stock (the “Majority Shareholder”).  Pursuant to the Nevada Revised Statutes (“N.R.S.”), the Charter Amendment is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Charter Amendment. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholder. The elimination of the need for a special meeting of stockholders to approve the Charter Amendment and Amended By-Laws is made possible by Section 78.320 of the N.R.S., which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

The date on which this Information Statement was first sent to stockholders is on or about October __, 2007 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our stockholders of record as of the Record Date, no additional action will be undertaken pursuant to such written consent. Stockholders of record on the Record Date who did not consent to the Exchange are not entitled to dissenter's rights under Nevada law. These rights are discussed in this Information Statement under “Dissenter’s Rights” on page 5 of this Information Statement.

The Charter Amendment will be effective twenty (20) days after this Information Statement is first mailed to our Stockholders.  No further vote of our Stockholders is required.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Charter Amendment even though your vote is neither required nor requested for the Charter Amendment to become effective.

Q.           What will I receive if the Charter Amendment is completed?

A.           Nothing.  The Charter Amendment will only modify the Company’s Amended and Restated Certificate of Incorporation.

Q.           When do you expect the Charter Amendment to become effective?

A.           The Charter Amendment will become effective upon the filing of the Amendment with the Secretary of State of Nevada.  A copy of the form of Charter Amendment is attached to this information statement as Exhibit A.  We expect to file the Amendment with the Secretary of State of Nevada no less than 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The Company’s sole director and holder of a majority of the issued and outstanding shares of Common Stock has already approved the Charter Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.           Whom can I call with questions?

A.           If you have any questions about any of the actions to be taken by the Company, please contact the Company at (973) 467-9330.  You may also obtain additional information about the Company from documents we file with the Securities and Exchange Commission

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

In accordance with Sections 78.315 and 78.320 of the Nevada Revised Statutes the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the a majority of the Company’s Stockholders.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On September 25, 2007, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved, and recommended that the stockholders of the Company approve the Charter Amendment.  The Charter Amendment is reflected in the Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference. The name change of the Company will more accurately reflect the Company’s current and projected operations and business plan.

The Company anticipates that the Charter Amendment will be effective when permissible following the expiration of the twenty (20) day period mandated under Rule 14C; that is, it will be effective on approximately October __, 2007, or shortly thereafter.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares.  The Company's Articles of Incorporation authorizes the issuance of 300,000,000 shares of Common Stock, $.001 par value per share, of which 100,178,176 shares were outstanding on September 25, 2007.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of Common Stock have no cumulative voting rights.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company's transfer agent for its Common Stock is Manhattan Transfer Registrar Company, 57 Eastwood Road, Miller Place, New York, (631) 928-7655.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares.  The Company's Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  As of September 25, 2007, there were no shares of Preferred Stock issued and outstanding.

OUTSTANDING VOTING STOCK

As of September 25, 2007, there were 100,178,176 shares of our common stock outstanding, which constitutes the sole class of our voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth common stock ownership information as of the Record Date with respect to:

*each person known to us to be the beneficial owner of more than 5% of our common stock;

*each of our directors; and

*all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from the Record Date, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our voting securities beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned	Percent Owned

John F. Vitale, Chairman, Chief Executive Officer	60,000,000	59.9%

All officers and directors as a group, one person)	60,000,000	59.9%

Dissenters' Rights

Under the provisions of the Nevada Revised Statutes, there is no right for the Company’s stockholders to dissent to the Charter Amendment.  In addition, the stockholders of the Company are not entitled to rights of appraisal as a result of the corporate actions.  Pursuant to the N.R.S., a stockholder may not challenge the corporate action unless the corporate action is unlawful or fraudulent.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

AAMPRO Group, Inc. is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document Momentum filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of the Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this Information Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by the Company with the Securities and Exchange Commission (SEC File Number 000-29449) and contain important information about Momentum and its finances, are incorporated into this Information Statement:

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 17 2007.

Our Quarterly Reports on Form 10-QSB filed for the periods ending June 30, 2007, March 31, 2007 and September 30, 2006 filed on August 20, 2007, May 21, 2007 and November 20, 2006, respectively.

Our Current Reports on Form 8-K/A filed on July 12, 2007 and September 19, 2007.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

APPENDIX A

CERTIFICATE OF AMENDMENT TO  ARTICLES OF INCORPORATION
OF
AAMPRO GROUP, INC.

1.  AAMPRO GROUP, INC.., a  corporation  duly  organized  and  existing  under the Nevada Revised Statutes  (the  "Corporation"),  does hereby certify that:

2.  The  Articles of  Incorporation  of the Corporation have hereby amended by inserting the following as the first paragraph of ARTICLE I:

ARTICLE I

The name  the Corporation shall be amended to "First Capital Trust, Inc."

3.  The vote by which shareholders holding shares approved in the Corporation entitling them to exercise at least a majority of the voting power or such greater proportion of the voting power as may be required in the case of a vote by classes or series as may be required by the provisions of the Articles of incorporation have voted in favor of the Amendment is: 60%

4.  Effective date of filing (optional) ____________________

5.Officer Signature:                   X   /s/ John F. Vitale_______________